UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 17, 2005

PROTOKINETIX, INC.
(Exact name of registrant as specified in its charter)

Nevada ________________________________	000-32917 ___________________________	94-3355026 ______________________________
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification Number)

Suite 1500-885 West Georgia Street
Vancouver, British Columbia Canada V6C 3E8
(Address of principal executive offices)
________________________________________________

Dr. John Todd
President
Suite 1500-885 West Georgia Street
Vancouver, British Columbia Canada V6C 3E8
(Name and address of agent for service)
(604) 687-9887
(Telephone number, including area code of agent for service)

with a copy to:
Mark L. Baum, Esq.
The Baum Law Firm
580 2nd Street, Suite 102
Encinitas, CA 92024
(760) 230-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective May 16, 2005, the Company's Board of Directors elected Charles Frederick Whittaker to become a member of the Board of Directors.  Mr. Whittaker has been in the accounting profession for over 40 years.  Mr. Whittaker received his Chartered Accounting designation in 1967, and has worked for various accounting firms, including MPMG, as well as for himself at different times in the past. For the last 15 years, he has worked exclusively for Whittaker & Associates, a regional accounting firm located in Vancouver, British Columbia which he founded.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 17, 2005

PROTOKINETIX, INC.
By: /s/   Dr. John Todd
Dr. John Todd
President and CEO